FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES (Tables)	12 Months Ended
Dec. 31, 2018
FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES [abstract]
Schedule of capital management on the basis of the debt to capital ratio
	2016	2017	2018

Interest-bearing debts	150,476	132,250	139,521
Equity attributable to owners of the parent	382,371	379,975	417,365
Total capital	532,847	512,225	556,886

Gearing ratio	28.2%	25.8%	25.1%